UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2015
Date of Report (Date of earliest event reported)

CRAILAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-50367	98-0359306
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

305-4420 Chatterton Way
Victoria, British Columbia	V8X 5J2
(Address of principal executive offices)	(Zip Code)

(250) 658-8582
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01	Regulation FD Disclosure

On October 16, 2015, Crailar Technologies Inc. (the “Company”) issued a news release providing a corporate update and financing announcement.

A copy of the News Release is attached as Exhibit 99.1 hereto.

SECTION 9 -  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Not applicable.

(b)  Pro forma Financial Information.

Not applicable.

(c)  Shell Company Transaction.

Not applicable.

(d)  Exhibits.

Exhibit	Description

99.1	News Release dated October 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAILAR TECHNOLOGIES INC.

Date: October 16, 2015	/s/ Guy Prevost
	Name:	Guy Prevost
	Title:	Corporate Controller and Compliance Officer